Exhibit 99.3

Unaudited Interim Condensed

Consolidated Financial Statements

Wilson, Sons Ultratug Participações S.A.

June 30, 2026

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated financial statements

June 30, 2026

Content

Interim condensed consolidated financial statements

Interim condensed consolidated statement of financial position	2
Interim condensed consolidated statement of profit or loss	3
Interim condensed consolidated statement of comprehensive income	4
Interim condensed consolidated statement of changes in equity	5
Interim condensed consolidated statement of cash flow	6
Notes to the interim condensed consolidated financial statements	7

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated statement of financial position As of

June 30, 2026

(In thousands of U.S. Dollars)

	Note	June 30, 2026
Assets
Current assets
Cash and cash equivalents	3	20,403
Trade receivables	4	30,709
Related party	5	10
Inventories		14,552
Income taxes recoverable		2,909
Recoverable taxes		639
Prepaid expenses		815
Other		2,399
		72,436
Non-current assets
Trade receivable	4	3,900
Recoverable taxes		114
Judicial deposits		249
Property, plant and equipment	6	392,735
Intangible assets		79
Right-of-use assets	9.1	21,215
Other		1,554
		419,846
Total assets		492,282

Liabilities and equity
Current liabilities Suppliers		5,807
Salaries and payroll charges		8,354
Taxes and contributions payable		2,321
Financing	7	46,300
Leases payable	9.2	17,193
Related party	5	5,199
Other		4,574

		89,748
Non-current
Provision for contingencies		1,258
Taxes and contributions payable		200
Financing	7	185,137
Lease payable	9.2	16,688
Deferred taxes	8a	18,112
Other		281
		221,676
Equity	10
Capital		124,925
Capital reserve		20,474
Legal reserve		1,170
Profit reserve		22,225
Other comprehensive loss		(134)
Retained earnings		12,198
		180,858
Total liabilities and equity		492,282

See the accompanying notes to the interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated statement of profit or loss For the six months ended

June 30, 2026

(In thousands of U.S. Dollars)

	Note	2026

Revenue	11	103,059
Cost of services	12	(77,545)
Gross profit		25,514

Administrative expenses	13	(9,691)
Other operating expenses		(257)
Operating profit		15,566

Finance expenses	14	(6,616)
Finance income	14	4,302
Profit before income taxes		13,252

Income tax expense	8 b	(1,054)

Profit for the period		12,198

See the accompanying notes to the interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated statement of comprehensive income

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

2026

Profit for the period	12,198
Other comprehensive income that may be reclassified to profit or loss in subsequent periods (net of tax):
Exchange differences on translation of foreign operations	20
Net other comprehensive income that may be reclassified to profit or loss in subsequent periods	20

Other comprehensive income for the period, net of tax	20
Total comprehensive income for the period, net of tax	12,218

See the accompanying notes to the interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated statement of changes in equity

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

	Capital	Capital reserve	Legal reserve	Profit reserve	Other comprehensive loss	Retained earnings	Total equity
As at January 1, 2026	124,925	20,474	1,170	22,225	(154)	-	168,640

Exchange differences on translation of foreign operations	-	-	-	-	20	-	20
Profit for the period	-	-	-	-	-	12,198	12,198
At June 30, 2026	124,925	20,474	1,170	22,225	(134)	12,198	180,858

See the accompanying notes to the interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Interim condensed consolidated statement of cash flow

For the six months ended June 30, 2026

(In thousands of U.S. Dollars)

	Note	2026
Operating activities
Profit before income tax		13,252

Adjustments to reconcile profit before income tax to net cash flows:
Net foreign exchange differences	14	(2,113)
Depreciation of property, plant and equipment and right-of-use assets	6 - 9	30,382
Interest in adjustment for inflation of taxes recoverable	14	(262)
Interest in financing and leases	14	4,640
Provision for contingencies		161

Working capital changes:
Net increase in trade receivables, related party, inventories, recoverable taxes, prepaid expenses, judicial deposits and other assets		(10,441)
Net decrease in suppliers, salaries and payroll charges, taxes and contributions payable, related party, provision for contingencies and other liabilities		6,122
		41,741
Income tax paid		(3,399)

Net cash flows from operating activities		38,342

Investment activities
Purchase of property, plant and equipment	6	(14,079)

Net cash flows used in investing activities		(14,079)

Financing activities
Proceeds of financing	7	3,866
Payments of financing	7	(23,629)
Interest paid from financing	7	(3,906)
Payment of principal portion of lease liabilities	9	(346)
Net cash flows used in financing activities		(24,015)
Net increase in cash and cash equivalents		248
Net foreign exchange difference		1,196
Cash and cash equivalents at January 1		18,959
Cash and cash equivalents at June 30		20,403

See the accompanying notes to the interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

1.	General Information

Wilson, Sons Ultratug Participações S.A. (“WSUT”), headquartered at Rua da Quitanda, 86 - 5th floor, Rio de Janeiro – RJ, and is organized as a privately-held corporation. WSUT controls Wilson Sons Offshore S.A. (“WS Offshore”), Magallanes Navegação Brasileira S.A. (“Magallanes”) and WSUT Serviços Marítimos Ltda.

WSUT and subsidiaries (collectively, the Company) operate in the offshore industry and have as main purpose the provision of port and maritime support services, charter of ships and/or other vessels. The Company is a jointly controlled entity of Wilson Sons S.A. and Remolcadores Ultratug Limitada.

On February 22, 2026, the Company’s shareholders, Wilson Sons S.A. and Remolcadores Ultratug Limitada (“Sellers”), entered into a Share Purchase Agreement (“SPA”) with Tidewater Inc (“Buyer”) to sell all 547,584,358 common shares issued by the Company to the Buyer.

Since announcing the transaction, the Buyer has received all required local regulatory approvals, including from the Brazilian Antitrust Authority and change-of-control waivers required under the Sellers’ primary credit facilities. The parties are continuing to complete documentation relating to the remaining closing matters, including amendments to existing credit facilities, and expect the transaction to be finalized in the third quarter of 2026.

2.	Accounting policies

2.1.	Basis of presentation of the interim condensed consolidated financial statements

The accompanying interim condensed consolidated financial statements of WSUT are presented to comply with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission of the United States of America, and do not include comparative financial information as required by IAS 34, Interim Financial Reporting (IAS 34). The interim condensed consolidated financial statements have been prepared in accordance with IAS 34, except for the lack of comparative financial information. The Company’s Board of Directors authorized the issuance of these interim condensed consolidated financial statements on July 29, 2026.

The Company has prepared the interim condensed consolidated financial statements on the basis that it will continue to operate as a going concern. The interim condensed consolidated financial statements do not include all the information and disclosures required in the annual financial statements and should be read in conjunction with the Company’s annual consolidated financial statements as of December 31, 2025.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

2.2.	New standards, interpretations and amendments adopted by the Company

The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the Company´s annual consolidated financial statements for the year ended December 31, 2025, except for the adoption of new standards effective as of January 1, 2026. The Company has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective.

Classification and Measurement of Financial Instruments – Amendments to IFRS 9 and IFRS 7

In May 2024, the IASB issued Amendments to IFRS 9 and IFRS 7, Amendments to the Classification and Measurement of Financial Instruments (the Amendments). The Amendments include:

▪ A clarification that a financial liability is derecognized on the ‘settlement date’ and the introduction of an accounting policy choice (if specific conditions are met) to derecognize financial liabilities settled using an electronic payment system before the settlement date

▪ Additional guidance on how the contractual cash flows for financial assets with environmental, social and corporate governance (ESG) and similar features should be assessed

▪ Clarifications on what constitute ‘non-recourse features’ and what are the characteristics of contractually linked instruments

▪ The introduction of disclosures for financial instruments with contingent features and additional disclosure requirements for equity instruments classified at fair value through other comprehensive income (OCI).

The amendments had no impact on the Company’s interim condensed consolidated financial statements.

Annual Improvements to IFRS accounting Standards – Volume 11

In July 2024, the IASB issued nine narrow scope amendments as part of its periodic maintenance of IFRS accounting standards. The amendments include clarifications, simplifications, corrections or changes to improve consistency in IFRS 1 First-time Adoption of International Financial Reporting Standards, IFRS 7 Financial instruments: Disclosure and its accompanying Guidance on implementing IFRS 7, IFRS 9 Financial Instruments, IFRS 10 Consolidated Financial Statements and IAS 7 Statements of Cash Flows.

The amendments had no impact on the Company’s interim condensed consolidated financial statements.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

3.	Cash and cash equivalents

June 30, 2026
Cash and banks	17
Brazilian interbank deposit rate investment funds and repurchase agreements	20,386
Total	20,403

Brazilian interbank deposit rate investment funds and repurchase agreements are securities issued by banks and sold to the public as a form of fund raising. Such marketable securities are highly liquid deposits that can be traded during the contracted term, at any time, without significant loss and are used for the fulfillment of short-term obligations by the Company. The average return of these investments for the six-month period ended June 30, 2026, is 92% of the variation of the Interbank Deposit Certificate - CDI.

4.	Trade receivables

Petrobras represents 89% of trade receivable balance on June 30, 2026. The amount related to Petrobras corresponds to services that had already been rendered up to June 30, 2026, including billed invoices and amounts to be billed based on the terms and conditions of the agreement, as well as other services rendered whose performance obligations were satisfied over time. On June 30, 2026, trade receivables include pro-rata temporis accrual related to 6 days or less, calculated based on charter contracts.

The Company understands that the performance indicator for recognizing service revenue and the corresponding accounts receivable is substantially based on the measurement report provided by the customer itself, indicating and formalizing its due release/approval. The unbilled amounts had their invoices issued in the subsequent period for the same amounts recorded as of June 30, 2026, with no differences that could indicate significant losses for the Company.

June 30, 2026
Billed invoices	3,609
Unbilled invoices	19,056
Accrual pro-rata temporis	3,461
Contractual retention (i)	5,477
(-) Provision for expected credit losses	(894)
Current trade receivables	30,709

Contractual retention (i)	3,900
Non-current trade receivables	3,900

(i) Petrobras contractually retains a portion of suppliers contracts to secure potential future labor risks arising from the rendering of services and release the amounts 90 days after the completion of the contract. The Company performs the segregation between current and non-current of the retained values considering 90-day-period after the contract completion.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

Set out below is the movement in the allowance for expected credit losses of trade receivables:

As at January 1	841
Foreign exchange	53
As at June 30	894

5.	Related party

June 30, 2026
Related parties (affiliates)	Related Party - asset	Related Party - liability	Right of use assets (note 9.1a)	Lease payable (note 9.2b)	Profit or loss	Nature

Wilson Sons Shipping Service Ltda.	-		-	-	(225)	Agency and rental
Wilson Sons S.A.	-	-	-	-	(53)	Mutual Interest
South Patagonia Service S.A. (a)	-	5,186	18,973	31,399	(5,590)	Charter of vessels
Wilson Sons Serviços Marítimos Ltda.	10	-	-	-	(307)	Docking
Rochamar Agência Marítima S.A.	-	13	-	-	(97)	Agency
	10	5,199	18,973	31,399	(6,272)

(a)	South Patagonia Service S.A, a subsidiary of Atlantic Offshore Service S.A., has lease agreements with WS Offshore.

6.	Property, plant and equipment

The movement in property, plant and equipment for the six-month period ended June 30, 2026, is as follows:

Cost	Vessels	Drydocking with third party	Spare parts and components	Assets under construction	Other	Total
At January 1, 2026	957,666	13,947	4,370	6,766	3,067	985,816
Addition	6,911	378	41	6,680	69	14,079
At June 30, 2026	964,577	14,325	4,411	13,446	3,136	999,895

Depreciation
At January 1, 2026	(568,698)	(7,240)	(2,259)	-	(2,359)	(580,556)
Depreciation charge	(25,238)	(1,099)	(193)	-	(74)	(26,604)
At June 30, 2026	(593,936)	(8,339)	(2,452)	-	(2,433)	(607,160)

Net book value at June 30, 2026	370,641	5,986	1,959	13,446	703	392,735

As of June 30, 2026, no impairment indicators were identified.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

7.	Financing

Vessels	Entity	Current	Non- current	Total	Maturity date	Creditor banks – Interest rate%

Petrel	Magallanes	1,466	5,107	6,573	between 2026 and 2032	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10% .
Petrel	Offshore	153	710	863	between 2026 and 2032	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Pardela	Offshore	1,051	474	1,525	between 2026 and 2032	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Skua	Magallanes	1,499	5,221	6,720	between 2026 and 2032	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Skua	Offshore	151	698	849	between 2026 and 2032	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Fulmar	Magallanes	1,309	4,559	5,868	between 2026 and 2027	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Torda	Magallanes	3,677	7,567	11,244	between 2026 and 2027	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Fulmar	Offshore	287	-	287	between 2026 and 2030	Banco do Brasil and BNDES - US Dollar + 3.0 up to 3.10%
Gaivota	Offshore	215	322	537	between 2026 and 2028	BNDES - US Dollar + 3.00%
Fragata	Offshore	585	1,161	1,746	between 2026 and 2030	BNDES - US Dollar + 3.00%
Pelicano	Offshore	689	2,227	2,916	between 2026 and 2035	BNDES - US Dollar + 3.0 up to 3.73%
Atobá	Offshore	708	1,559	2,267	between 2026 and 2030	BNDES - US Dollar + 3.00%
Biguá	Offshore	1,306	-	1,306	between 2026 and 2027	BNDES - US Dollar + 2.64 up to 3.00%
Talha-Mar	Offshore	3,814	2,875	6,689	between 2026 and 2032	BNDES - US Dollar + 2.64 up to 3.00%.
Cormoran	Offshore	2,859	12,883	15,742	between 2026 and 2035	BNDES - US Dollar + 3.0 to 3.43%
Sterna	Offshore	3,076	14,064	17,140	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.43%
Batuíra	Offshore	3,202	15,539	18,741	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.43%
Tagaz	Offshore	3,596	15,640	19,236	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.08%
Prion	Offshore	3,475	16,524	19,999	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.08%
Alcatraz	Offshore	3,905	17,204	21,109	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.08%
Zarapito	Offshore	3,560	15,866	19,426	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.08%
Larus	Offshore	2,764	23,100	25,864	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.20%
Pinguim	Offshore	2,612	21,837	24,449	between 2026 and 2035	BNDES - US Dollar + 3.00 to 3.20%
Mandrião	Offshore	85	-	85	between 2026 and 2027	BNDES - US Dollar + 3.00%
Ostreiro	Offshore	256	-	256	between 2026 and 2027	BNDES - US Dollar + 3.00%
		46,300	185,137	231,437

Financing movement in the six months of 2026 is shown below:

Financing	2026

Initial balance	251,280
Addition	3,866
Payments of principal	(23,629)
Payments of interest	(3,906)
Interest expense	3,826
Final balance	231,437

As of June 30, 2026, the maturity schedule of the non-current financing is presented as follows:

2026

2027	20,141
2028	33,062
2029	33,062
2030	33,062
2031	25,888
2032	19,632
2033	9,018
2034	5,930
2035	5,342
Total	185,137

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

a)	Guarantees

Financings were obtained from the Brazilian Development Bank (BNDES) and Banco do Brasil, and fifteen agreements are secured by the respective vessels, with net book value of USD 332,246. Four PSV vessels with existing financing include additional guarantees corresponding to three months of debt interest and are managed through an escrow account. As of June 30, 2026, the balance of this escrow account is USD 1,554, and it is classified as other non-current assets.

b)	Covenants

Financing of our Magallanes subsidiary has a financial covenant related to the Banco do Brasil agreements requiring the maintenance of Magallanes’ EBITDA coverage ratio equal or greater than 1.1 over the current borrowings, as of December 31 of each year. As of June 30, 2026, the Company was in compliance with this covenant.

8.	Current and deferred income tax and social contribution

a)	Deferred taxes

Deferred income tax and social contribution are calculated on tax loss carryforwards for corporate income tax (“IRPJ”), negative tax bases for social contribution on net income (“CSLL”), and on temporary differences between the tax bases of assets and liabilities and their respective carrying amounts in the financial statements. The tax rates currently established for the measurement of deferred taxes are 25% for income tax and 9% for social contribution.

Deferred tax assets (DTA) are recognized only to the extent that it is probable that future taxable profits will be available against which deductible temporary differences and/or accumulated tax losses can be utilized, whereas deferred tax liabilities are recognized in full. Deferred tax assets were recognized based on projections of future taxable profits. The Company has unrecognized DTA amounting USD 1,746 (USD 5,134 tax basis) due to tax losses that are not recoverable.

The income tax calculation basis on assets and liabilities is determined in BRL, while the financial statements have functional currency in U.S. dollars. Accordingly, fluctuations in the exchange rate may have a significant impact on the amount of income tax expense, particularly with respect to non-monetary assets.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

The Company also applies accelerated depreciation of vessels for tax purposes, which gives rise to temporary differences between tax depreciation and accounting depreciation.

	2026
	Assets	Liabilities	P&L
Deferred income tax losses	29,039	-	226
Accelerated depreciation	-	27,940	(470)
Exchange rate variation taxed by cash basis	36,479	-	(6,014)
Foreign currency exchange	-	56,084	8,680
Deferred income taxes on IFRS 16	394	-	139
Total	65,912	84,024	2,561

Net deferred taxes	-	18,112

b)	Income tax expense

Reconciliation of tax expense and the accounting profit multiplied by the Company’s domestic tax rate for the six months of 2026:

2026
Profit before income tax	13,252
Income tax rate	34%
Income tax expense according to statutory tax rate in Brazil	(4,506)
Non-deductible expenses	(23)
Unrecognized deferred tax	179
Foreign currency exchange effect on tax and deferred tax	3,296
Total tax expenses at the effective income tax rate of 8%	(1,054)

Income tax	(3,615)
Deferred tax	2,561
Total tax expenses	(1,054)

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

9.	Lease agreements

9.1.	Right-of-use

Right-of-use per class of assets	Vessels	Real Estate	Vehicles	Total
	(a)	(b)	(b)

As at January 1, 2026	22,414	495	80	22,989
Additions (c)	-	1,824	169	1.993
Amortization	(3,441)	(254)	(72)	(3,767)
As at June 30, 2026	18,973	2.065	177	21,215

a)	Lease with related party (note 5).

b)

The Company has lease agreements for its head office and two branches (in Macaé and Niterói) that serve as operational bases and rental of vehicles used to support the Company’s operations. The additions mainly relate to the extension of lease term for Niterói head office and vehicles agreements.

c)	The Company had non-cash additions to right-of-use assets of USD 1,993 in 2026.

9.2.	Lease payable

	Vessels (a)	Real Estate	Vehicles	Total
As at January 1, 2026	30,783	522	88	31,393
Additions (b)	-	1,824	169	1,993
Accretion of interest	616	181	17	814
Payments	-	(289)	(57)	(346)
Foreign currency	-	40	(13)	27
As at June 30, 2026	31,399	2,278	204	33,881

Total current				17,193
Total non-current				16,688

a)	Lease with related party (note 5).

b)	The non-cash additions mainly relate to the extension of lease term for Niterói head office and Vehicles agreements.

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

On June 30, 2026, the maturity profile of the Company’s non-current lease liabilities is as follows:

June 30, 2026
2027	3,126
2028	3,281
2029	3,543
2030	3,740
2031	2,998
Total	16,688

10.	Equity

Capital

As of June 30, 2026, the issued capital amounts to USD 124,925, comprised by 547,584,358 common shares, as follows:

June 30, 2026
Wilson Sons S.A.	273,792,179
Remolcadores Ultratug Limitada	273,792,179
Total	547,584,358

11.	Revenue

2026

Revenue from services rendered (a)	113,743
VAT – ISS	(163)
VAT – PIS	(1,877)
VAT – COFINS	(8,644)
Total	103,059

(a)	Petróleo Brasileiro S.A. - Petrobras represent, 88% of the Company’s total revenue recognized in the six months of 2026.

12.	Costs of services

2026
Depreciation and amortization	(26,551)
Salaries	(30,272)
Maintenance services	(8,943)
Vessels chartering	(2,654)
Right-of-use amortization	(3,464)
Materials and operation costs	(5,661)
Total	(77,545)

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

13.	Administrative expenses

2026
Salaries	(6,217)
Consulting, professional and legal services	(1,364)
Rentals	(218)
Communication	(25)
Audit	(46)
Travels	(427)
Maintenance	(251)
Energy	(18)
IT	(488)
Depreciation	(64)
Right-of-use amortization	(303)
Office supplies	(68)
Other	(202)
Total	(9,691)

14.	Finance income (expenses)

2026
Financial income
Income from cash and cash equivalents	296
Interest in adjustment for inflation of taxes recoverable	262
Foreign currency exchange gain	3,744
Total finance income	4,302

Finance expenses
Interest expense - financing	(3,826)
Interest expense - lease	(814)
Tariff on financial operations	(77)
Foreign currency exchange loss	(1,631)
Other	(268)
Total finance expenses	(6,616)

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

15.	Financial assets and financial liabilities risk management objectives and policies

The Company senior management is supported by a financial risk committee that advises on financial risks and the appropriate financial risk governance framework for the Company.

The financial risk committee provides assurance to the Company senior management that the Company financial risk activities are governed by appropriate policies and procedures and that financial risks are identified, measured and managed in accordance with the Company policies and risk objectives. The Board of Directors reviews and approve policies for managing each of these risks, which are summarized below.

a)	Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments.

b)	Interest rate risk

The interest rate risk to which the Company is exposed is due to its long-term debt and, to a lesser extent, short-term debt.

c)	Exchange rate risk

The Company’s profit or loss is susceptible to suffering variations due to the Exchange rate volatility, since their operations are substantially carried out in US Dollars, which makes it their functional currency and Company has significant balances on BRL. The sensitivity analysis presented below estimates the impacts of a depreciation of the Brazilian real against the U.S. dollar based on the position as of June 30, 2026.

	Thousands of BRL	Risk	25%	50%
Assets	325,536	Depreciation of the BRL	(81,384)	(162,768)
Liabilities	118,001	Depreciation of the BRL	29,500	59,000
Total			(51,884)	(103,768)

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

d)	Liquidity risk

Liquidity risk consists of the possibility that the Company does not have sufficient resources to comply with their commitments due to the different currencies and settlement periods of their rights and obligations.

The Company´s liquidity and cash flow control are monitored on daily basis by Corporate Management departments, in order to make sure that the operating cash flow and the previous fundraising, if applicable, are sufficient to maintain their schedule, thus not giving rise to liquidity risk for the Company. The table below summarizes the maturity profile of the Company’s financial liabilities based on contractual undiscounted payments

	Less than one year	1 year	2 to 5 years	> 5 years	Total

Financing	46,973	38,566	120,817	49,216	255,572
Lease	14,247	4,025	11,998	1,940	32,210
Total	61,220	42,591	132,815	51,156	287,782

As of June 30, 2026, the Company had a negative net working capital of USD 17,521. During 2026, the Company experienced a recovery in daily prices and volumes which resulted in a profit for the period. Management’s cash flow projections for 2026 indicate positive operating cash flows, which are expected to be sufficient to support the Company’s ongoing operations and to meet its short term obligations as they fall due in the normal course of business.

e)	Capital risk management

The Company manages its capital through the leverage ratio, which is calculated as net debt divided by total capital (equity + third-party capital). The Company includes in net financing, related-party loans, and trade payables, less cash and cash equivalents.

June 30, 2026
Financing	231,437
Lease	34,836
Assets and liabilities with related parties	4,234
Suppliers	5,807
Cash and cash equivalents	(20,403)
Net debt	255,911
Equity	180,858
Capital and net debt	436,769
Leverage ratio	59%

Wilson, Sons Ultratug Participações S.A.

Notes to the interim condensed consolidated financial statements

June 30, 2026

(In thousands of U.S. Dollars)

The Company’s strategy is to finance the construction of vessels through shareholder-funded resources during the construction period and, after completion, through resources from the BNDES and Banco do Brasil, with the vessels serving as collateral. As a result, the leverage ratio tends to be high, since the Company has been implementing its business plan over the past years.

f)	Commodity price risk – Oil price

The Company operates in the Brazilian offshore maritime support industry, providing PSV services primarily to oil and gas exploration and production (E&P) operators, with a significant portion of its activities related to contracts with Petrobras and other domestic companies.

Accordingly, the Company is exposed to commodity price risk associated with fluctuations in international crude oil prices, as the level of offshore exploration and production activity in Brazil is influenced, among other factors, by oil price dynamics. Sustained periods of lower oil prices may result in reduced investments by E&P operators, potentially affecting demand for maritime support services, fleet utilization levels and charter rates.

Although Petrobras plays a central role in the Brazilian offshore market and typically enters into medium- to long-term charter agreements, variations in oil prices may indirectly impact bidding activity, contract renewals and the timing of new projects. The Company continuously monitors market conditions and seeks to mitigate this exposure through long-term contracts, operational flexibility and cost-discipline initiatives.

16.	Subsequent event

On July 13, 2026, the Company entered into a credit agreement with BNDES for up to BRL 139,360 (equivalent to approximately USD 27,000). Available through December 31, 2027, this agreement will fund the Company’s operations, including the planned maintenance of ten vessels and modernization of one vessel.

On July 20, 2026, the Company borrowed BRL 34,237 (equivalent to approximately USD 6,700) under existing credit agreements with BNDES to finance dry-docking maintenance for the Atobá, Alcatraz, Pardela, Pelicano, Prion, Talha-Mar and Gaivota vessels. These loans mature on January 15, 2028 and bears interest of 3.0% per year.